General and administrative expenses	6 Months Ended
Jun. 30, 2023
Analysis of income and expense [abstract]
General and administrative expenses	General and administrative expensesGeneral and administrative expenses increased by $14.2 million to $49.5 million from $35.3 million for the six months ended June 30, 2023 and 2022, respectively. This increase was primarily driven by an increase in amortization of restricted stock and compensation related expenses.